Nationwide Variable Insurance Trust
Sub-Item 77Q1:  Exhibits
12-31-2012 Annual Report

a. Copies of any material amendments to the registrant's charter or by-laws;

   i.  Second Amended and Restated Agreement and Declaration of Trust, amended and restated
 as of June 17, 2009 (the "Amended Declaration"), of Registrant, Nationwide Variable
 Insurance Trust, a Delaware statutory trust (the "Trust"), previously filed as
 Exhibit EX-28.a with the Trust's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission (the "SEC") on August 26, 2009, is hereby incorporated by reference.

   ii.  Amending Resolutions dated December 14, 2010, to the Amended Declaration, pertaining to the Nationwide Alternatives Allocation Fund, previously filed as Exhibit
 EX-28.a.3. with the Trust's Registration Statement on Form N-1A, as filed with the
 SEC on April 15, 2011, is hereby incorporated by reference.

   iii. Amending Resolutions dated September 6, 2012, to the Amended Declaration, pertaining to the Loring Ward NVIT Moderate Fund and the Loring Ward NVIT Capital Appreciation
 Fund, previously filed as Exhibit EX-28.a.2 with the Trust's Registration Statement on Form N-1A, as filed with the SEC on December 21, 2012, is hereby incorporated by reference.

b. N/A

c. N/A

d. N/A

e. Copies of any new or amended Registrant investment advisory contracts;

   i.
 Investment Advisory Agreement among the Trust and Nationwide Fund Advisors ("NFA")
 dated May 1, 2007, previously filed as Exhibit EX-23.d.1 with the Trust's registration statement on April 30, 2007, is hereby incorporated by reference.

(a)  Exhibit A, effective May 1, 2007, as amended December 26, 2012 to the Investment
 Advisory Agreement among the Trust and NFA, previously filed as Exhibit-28.d.1.a.
 with the Trust's Registration Statement on Form N-1A, as filed with the SEC on
 December 21, 2012, is hereby incorporated by reference.

   ii.
Form of Subadvisory Agreement among the Trust, NFA and LWI Financial Inc. for the
 Loring Ward NVIT Capital Appreciation Fund and Loring Ward NVIT Moderate Fund dated
 December xx, 2012, previously filed as Exhibit-28.d.2.cc. with the Trust's Registration
 Statement on Form N-1A, as filed with the SEC on December 21, 2012, is hereby incorporated by reference.

f. N/A

g. N/A